UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2021

THERALINK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15000 W. 6th Ave., #400

Golden, CO 80401

(Address of principal executive offices)

(888) 585-4923

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

From February 16, 2021 through April 14, 2021, Theralink Technologies, Inc., a Nevada corporation (the “Company”), agreed to sell 288,458,560 shares (the “Shares”) of its common stock, par value $0.0001 per share, at a purchase price of $0.004506713 per share in 14 separate private placements for an aggregate purchase price of $1,300,000.

In connection with the private placement, each investor executed a subscription agreement in the form of Exhibit 10.1 attached hereto (the “Subscription Agreement”). In the Subscription Agreement, each investor represented to the Company, among other things, that they were an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933 (the “Act”)). The Shares are being sold by the Company under the Subscription Agreement in reliance upon an exemption from the registration requirements of the Act afforded by Section 4(a)(2) of the Act and/or Rule 506 of Regulation D thereunder. The private placement was made directly by the Company and no underwriter or placement agent was engaged by the Company. The Company did not engage in general solicitation or advertising and did not offer securities to the public in connection with such issuances.

Concurrently with the execution of the Subscription Agreement, the Company entered into a registration rights agreement with each investor in the form of Exhibit 10.2 attached hereto (the “Registration Rights Agreement”). The Registration Rights Agreement provides to the investors piggyback registration rights for a period of six months following the issuance of the Shares.

The foregoing is only a summary of the Subscription Agreement and Registration Rights Agreement and does not purport to be complete descriptions thereof. Such descriptions are qualified in their entirety by reference to the Subscription Agreement and Registration Rights Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information under Item 1.01 above is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1	Form of Subscription Agreement
10.2	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERALINK TECHNOLOGIES, INC.

	By:	/s/ Thomas Chilcott
	Name:	Thomas Chilcott
	Title:	Chief Financial Officer

Date: April 20, 2021